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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):          October 28, 2003







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


        Delaware                  1-12084                     34-1559357
(State of incorporation)  (Commission File Number)           (IRS Employer
                                                          identification No.)

           300 Madison Avenue
              Toledo, Ohio                                       43604
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
------------------------------------------------------


         The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

         On October 28, 2003, Libbey Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                                   LIBBEY INC.
                                   Registrant





Date:   October 28, 2003           By:  /s/ Scott M. Sellick
     --------------------             -------------------------------------
                                   Scott M. Sellick
                                   Vice President, Chief Financial Officer
                                   (Principal Accounting Officer)





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                                  EXHIBIT INDEX

Exhibit No.                        Description                         Page No.
-----------                        -----------                         --------

   99.1          Text of press release dated October 28, 2003            E-1